EXHIBIT 32.2

      CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of his knowledge, hereby certifies that the report of Mountain National Bancshares, Inc., filed on Form 10-QSB for the period ended June 30, 2003: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Mountain National Bancshares, Inc.

                                                   /s/ Rick Hubbs
                                                   -----------------------------
                                                   Rick Hubbs, Vice President
                                                   and Controller
                                                   August 14, 2003